UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 2, 2024

Protopia Global Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Cayman Island	333-269343	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 408B&C, 4th Floor,
Lippo Sun Plaza, No. 28 Canton Road,
Tsim Sha Tsui, Kowloon, Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(852) 6686-0563

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a) Dismissal of independent registered public accounting firm

On October 2, 2024, Protopia Global Holdings Inc., a Cayman Island corporation (the “Company”), dismissed WWC, P.C. Certified Public Accountants (“WWC”) as the independent registered public accounting firm engaged to audit the Company’s financial statements. WWC’s dismissal was approved by the Company’s board of directors (“Board”) as of such date.

WWC’s audit reports on the Company’s consolidated statements of financial position as of June 30, 2023, and the related consolidated statement of operations and comprehensive loss, changes in shareholders’ equity, and cash flows for the period from August 18, 2022 (inception) to June 30, 2023 along with related notes did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in such reports regarding substantial doubt about the Company’s ability to continue as a going concern.

As of the date of this Current Report, there have been no (i) disagreements with WWC on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided WWC with a copy of the disclosures in this Current Report on Form 8-K and requested that WWC provide a letter addressed to the Securities and Exchange Commission, indicating whether it agrees with such disclosures. A copy of WWC’s letter, dated October 8, 2024, is filed herewith as Exhibit 16.1.

(b) Engagement of new independent registered public accounting firm

On October 2, 2024, the Company engaged BCRG Group (“BCRG”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

During the two most recent fiscal years ended June 30, 2024 and 2023, and the subsequent interim period prior to the engagement of BCRG, neither the Company nor anyone on its behalf has consulted with BCRG regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that BCRG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from WWC to the Securities and Exchange Commission, dated October 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2024	PROTOPIA GLOBAL HOLDINGS INC.

	By:	/s/ Sin Yi Cheng
	Name:	Sin Yi Cheng
	Title:	President and Director

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